                      TRIANGLE BANCORP, INC. & SUBSIDIARIES
                                  BALANCE SHEET
                             AS OF NOVEMBER 30, 1997
                                   (Unaudited)
                                 (In thousands)

Assets

Cash and Due from Banks                            $    37,627
Investments & Int-bearing Due Froms                    413,727
Fed Funds Sold                                          50,623
Leases                                                  12,921
Gross Loans                                            931,629
Loan Loss Reserves                                     (13,137)
                                                   ------------

Net Loans                                              918,492

Fixed Assets                                            32,151
Intangible Assets                                       27,971
Other Assets                                            22,330
                                                   ------------

Total Assets                                        $1,515,842
                                                   ============
Liabilities and Shareholders' Equity:

Deposits:
  Non-interest Bearing                              $  171,496
  Now, Money Market & Savings                          412,812
  Time Deposits  > 100,000                             112,053
  Other Time Deposits                                  500,122
                                                    ----------

Total Deposits                                       1,196,485

Other Borrowings                                        37,871
FHLB Advances                                          120,000
Corporation-Obligated Manditorily
  Redeemable Capital Securities                         19,951
Interest Payable                                         9,280
Other Liabilities                                       13,754
                                                    ----------

Total Liabilities                                    1,397,341

Shareholders' Equity
  Common Stock                                          75,435
  Undivided Profits                                     43,222
  FAS 115 Mark to market                                  (156)
                                                     ----------
Total Shareholders' Equity                             118,501
                                                     ----------
Total Liabilities and Shareholders Equity           $1,515,842
                                                    =============

                     TRIANGLE BANCORP, INC. & SUBSIDIARIES
                                 INCOME STATEMENT
                    FOR THE ELEVEN MONTHS NOVEMBER 30, 1997
                                   (Unaudited)
                 (In thousands, except earnings per share data))

Interest income
  Investment & Interest
  Bearing Due From Banks                                        $   20,919
  Fed Funds Sold                                                     1,289
  Loans                                                             72,664
  Leases                                                             1,933
                                                      --------------------

  Total interest income                                             96,805

Interest Expense                                                    48,166
                                                      --------------------
Net interest income                                                 48,639

Provision for Loan Losses                                            3,156
                                                       -------------------
Net interest income after Provision                                 45,483
  for Loan Losses

Noninterest Income
  Service Charges on Deposit A/C's                                   5,673
  Other Service Charges, Comm & Fees                                 1,518
  Gain/Loss on Sale of Investments                                     778
  Trading Gains, Net of Losses                                         681
  Mortgage Loan Fee Income                                             139
  Income from Investment Services                                      420
  Gain on Sale of Branches                                           2,000
  Gain on Sale of Loans                                                337
  Other Income                                                         651
                                                        -------------------

  Total Noninterest Income                                          12,197


Noninterest Expenses
  Salaries and Benefits                                             13,858
  Occupancy Expenses                                                 2,992
  Furniture and Equipment Expense                                    2,451
  Amortization of Intangibles                                        1,906
  Other Operating Expenses                                          12,965
                                                        -------------------

Total Noninterest Expenses                                          34,172
                                                        -------------------

Net Income Before Taxes                                             23,508

Provision for Income Taxes                                           8,583
                                                        --------------------

Net income                                                $         14,925
                                                          ==================

Primary earnings per share                                $            1.11
                                                          ==================

Fully Diluted earnings per share                          $            1.11
                                                          ==================